UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2018

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51128	06-1529524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1960 S 4250 W

Salt Lake City, UT 84104

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (732) 225-8910

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2018, PolarityTE, Inc. (the “Company”) appointed Willie C. Bogan as a Class II director of the Company. Mr. Bogan is deemed an “independent,” non-employee director as defined by NASDAQ Rule 5605(a)(2).

There are no family relationships between Mr. Bogan and any of our other officers and directors. There are no arrangements or understandings between Mr. Bogan and any other persons, pursuant to which he was appointed as a Class II director and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

With the appointment of Mr. Bogan to the Board of Directors, the Company believes it has regained compliance with Nasdaq Listing Rule 5605 (the “Rule”), specifically Listing Rule 5605(b)(1) requiring that a majority of the board of directors must be comprised of “independent” directors, as such term is defined under the Rule.

Set forth below is the biographical information of the newly appointed director, as required by Item 401 of Regulation S-K.

Willie Bogan, 68, served as Associate General Counsel and Corporate Secretary of McKesson Corporation (“McKesson”), a San Francisco-based healthcare services and information technology company currently ranked 5th on the Fortune 500, from July 2009 until his retirement from McKesson in November 2015. He joined McKesson in November 2006 as Associate General Counsel and Assistant Secretary. Before joining McKesson, Mr. Bogan held senior advisory positions at the following public companies in the San Francisco Bay Area: Bank of America; Safeway; Charles Schwab; and Catellus Development Corporation, a real estate development company. Prior to becoming in-house counsel, he was a partner at Steinberg, Miller Bogan & Goldstein in Manhattan Beach, California. He started his law career as a law firm associate in Los Angeles, California. Mr. Bogan graduated Phi Beta Kappa and Summa Cum Laude from Dartmouth College where he majored in Spanish. He received an M.A. degree in Politics and Economics from Oxford University where he studied as a Rhodes Scholar. He earned his J.D. degree from Stanford Law School.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: April 24, 2018	/s/ John Stetson
John Stetson
Chief Financial Officer